Exhibit 10.10

JOINDER TO INTERCOMPANY SUBORDINATION AGREEMENT

JOINDER TO INTERCOMPANY SUBORDINATION AGREEMENT (this “Joinder”) dated as of October 5, 2018, to the Intercompany Subordination Agreement dated as of August 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Agreement”) by and among each of the persons originally party thereto as an “Obligor” (the “Original Obligors”), ACF FINCO I LP, an entity managed by Ares Management, L.P., as administrative agent for each member of the First Lien Lender Group (in such capacity, together with its successors and assigns in such capacity, the “First Lien Agent”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, as administrative agent for each member of the Second Lien Lender Group (in such capacity, together with its successors and assigns in such capacity, “Second Lien Agent”; and together with the First Lien Agent, collectively, the “Agents”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain First Lien Credit Agreement dated as of August 7, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “First Lien Credit Agreement”) by and among NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (each of such lenders, together with its successors and assigns, is referred to hereinafter as a “First Lien Lender”) and First Lien Agent, the First Lien Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

WHEREAS, pursuant to that certain Second Lien Term Loan Credit Agreement dated as of August 7, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Second Lien Credit Agreement”) by and among Borrower, the lenders party thereto as “Lenders” (each of such lenders, together with its successors and assigns, is referred to hereinafter as a “Second Lien Lender”) and Second Lien Agent, the Second Lien Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

WHEREAS, the Original Obligors have entered into the Agreement in order to induce the Lender Groups to make and extend certain financial accommodations to the Borrower; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement of even date herewith (the “First Amendment to First Lien Credit Agreement”) by and among Borrower, the First Lien Lender Group and First Lien Agent, and that certain First Amendment to Credit Agreement of even date herewith (the “First Amendment to Second Lien Credit Agreement”) by and among Borrower, the Second Lien Lender Group and Second Lien Agent, the Obligors have agreed to cause their respective Subsidiaries designated on the signature pages hereof as “Additional Obligors” (each an “Additional Obligor” and collectively, the “Additional Obligors”) to execute and deliver to Agents a joinder to the Agreement;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Additional Obligor hereby agrees as follows (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement).

1. Each Additional Obligor, by its signature below, becomes a “Obligor” under the Agreement with the same force and effect as if originally named therein as a “Obligor” and each Additional Obligor hereby (a) agrees that all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth in the Agreement, to the Senior Debt, (b) otherwise agrees to all of the terms and provisions of the Agreement applicable to it as a “Obligor” thereunder and (c) represents and warrants that the representations and warranties made by it as a “Obligor” thereunder are true and correct on and as of the date hereof. Each reference to a “Obligor” in the Agreement shall be deemed to include each Additional Obligor. The Agreement is incorporated herein by reference.

2. Each Additional Obligor represents and warrants to the Agents and the Lender Groups that this Joinder has been duly executed and delivered by each Additional Obligor and is the legally valid and binding obligation of such Additional Obligor, enforceable against such Additional Obligor in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

3. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.

4. Except as expressly supplemented hereby, the Agreement shall remain in full force and effect.

5. THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Additional Obligor has duly executed this Joinder to the Agreement as of the day and year first above written.

ADDITIONAL OBLIGOR:	NUVERRA OHIO DISPOSAL LLC,

	By:	/s/ Edward A. Lang
	Name:	Edward A. Lang
	Title:	Vice President and Treasurer

CLEARWATER THREE, LLC

	By:	/s/ Edward A. Lang
	Name:	Edward A. Lang
	Title:	Vice President and Treasurer

CLEARWATER FIVE, LLC

	By:	/s/ Edward A. Lang
	Name:	Edward A. Lang
	Title:	Vice President and Treasurer

CLEARWATER SOLUTIONS, LLC

	By:	/s/ Edward A. Lang
	Name:	Edward A. Lang
	Title:	Vice President and Treasurer

Signature Page to Joinder to Intercompany Subordination Agreement

FIRST LIEN AGENT:	ACF FINCO I LP

	By:	/s/ Oleh Szczupak
	Name:	Oleh Szczupak
	Title:	Vice President

Signature Page to Joinder to Intercompany Subordination Agreement

SECOND LIEN AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB, a federal savings bank

	By:	/s/ Geoffrey J. Lewis
	Name:	Geoffrey J. Lewis
	Title:	Vice President

Signature Page to Joinder to Intercompany Subordination Agreement